UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Front Street

Hamilton HM 19

Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On April 11, 2012, Aspen Insurance Holdings Limited (the “Company”), a Bermuda company, issued 6,400,000 shares of its newly designated 7.250% Perpetual Non-Cumulative Preference Shares, par value $0.15144558 per share and a liquidation preference of $25.00 per share (representing $160,000,000 in aggregate liquidation preference) (the “7.250% Preference Shares”). The issuance included the partial exercise of the over-allotment option by the underwriters in the amount of 400,000 additional 7.250% Preference Shares. Dividends on the 7.250% Preference Shares will be payable on a non-cumulative basis only when, as and if declared by our board of directors, quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2012, at a rate equal to 7.250% of the liquidation preference per annum (equivalent to $0.4028 per share for the initial dividend period and $0.4531 per share for a full dividend period). The 7.250% Preference Shares were sold pursuant to an effective shelf registration statement (File No. 333-171167) (the “Registration Statement”).

Pursuant to the Certificate of Designation of the 7.250% Preference Shares (the “Certificate of Designation”), the 7.250% Preference Shares rank senior to the Company’s ordinary shares and equally with the Company’s 5.625% Perpetual Preferred Income Equity (“5.625% Perpetual PIERS”), any perpetual preference shares issuable upon conversion of the 5.625% Perpetual PIERS and our 7.401% Perpetual Non-Cumulative Preference Shares as to the payment of dividends and distributions of assets upon the Company’s liquidation, dissolution or winding up.

Subject to certain exceptions, the terms of the 7.250% Preference Shares as set forth in the Certificate of Designation limit the Company’s ability to pay dividends on, and to repurchase, stock ranking junior to or on parity with the 7.250% Preference Shares in the event that the Company fails to declare and pay (or declare and set aside for payment) full dividends on the 7.250% Preference Shares and parity stock for the latest completed dividend period.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein. The form of share certificate for any 7.250% Preference Shares that may be issued in certificated form is attached hereto as Exhibit 4.1 and incorporated herein by reference.

A legal opinion relating to the validity of the 7.250% Preference Shares is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report and are incorporated by reference into the Registration Statement:

3.1	Certificate of Designation of 7.250% Perpetual Non-Cumulative Preference Shares

4.1	Form of stock certificate evidencing the 7.250% Perpetual Non-Cumulative Preference Shares

5.1	Opinion of Appleby (Bermuda) Limited

23.1	Consent of Appleby (Bermuda) Limited (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED

(Registrant)

Dated: April 11, 2012

By:	/s/ Julian Cusack
	Name:	Julian Cusack
	Title:	Chief Financial Officer